Exhibit 10.4

Attn.: [Name]

Subject: United States Option Agreement

1.

The Company has decided to grant you Options under the Vroom, Inc. Second Amended and Restated 2014 Equity Incentive Plan (as amended, the “Plan”), a copy of which is attached as Exhibit A hereto, forming an integral part hereof. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Plan.

2.

The terms of the Option shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Options expire pursuant to the terms of the Plan and as set forth in Exhibit B hereto.

3.

The number of Options granted to you as set forth in Exhibit B hereto shall be exercisable for one share of Common Stock, upon payment of the Purchase Price as set forth in Exhibit B. The Options may be exercised only to purchase whole shares of Common Stock, and in no case may a fraction of a share of Common Stock be purchased. If any fractional share of Common Stock would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.

Subject to the provisions of the Plan, your Options shall vest and become exercisable according to the Vesting Dates as set forth in Exhibit B hereto, provided that you are employed by or provide services to the Company and/or its Subsidiaries on the applicable Vesting Date. For the avoidance of any doubt, you hereby acknowledge that any and all unexercised Options granted to you shall terminate and shall no longer be exercisable on the Expiration Date.

5.

You may exercise your Options in accordance with the provisions of the Plan by submitting an Exercise Notice in the form attached as Exhibit C hereto, the irrevocable proxy and power of attorney attached as Exhibit D hereto, the Counterpart Signature Page and Joinder to the Eighth Amended and Restated Right of First Refusal and Co-Sale Agreement (as amended) attached as Exhibit E hereto, and the Adoption Agreement to the Eighth Amended and Restated Voting Agreement attached as Exhibit F hereto. By signing this Option Agreement, you hereby acknowledge and agree that until the consummation of the listing for trading on a stock exchange or market or trading system of the Company’s (or a successor corporation’s) shares, any shares of Common Stock acquired by you upon the exercise of any of your Options shall be voted by and subject to the irrevocable proxy and power of attorney, attached as Exhibit D.

6.	By signing this Option Agreement you are aware and agree that any tax consequences arising from the grant or exercise of any Option, from the payment for Common

Stock covered thereby or from any other event or act (of the Company and/or its Subsidiaries, or yourself), hereunder, shall be borne solely by you. The Company and/or its Subsidiaries shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or its Subsidiaries and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you.

You will not be entitled to receive from the Company any Common Stock allocated or issued upon the exercise of Options prior to the full payment of your tax liabilities arising from Options which were granted to you and/or Common Stock issued upon the exercise of Options. For the avoidance of doubt, the Company shall not be required to release any stock certificate to you until all payments required to be made by you have been fully satisfied.

The receipt of the Option and the acquisition of the Common Stock to be issued upon the exercise of the Option may result in tax consequences. YOU ARE ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF STOCK.

7.

If any of your Common Stock issued under Options that are designated as ISOs are disposed of prior to the date which is either (i) two years after the Date of Grant or (ii) one year after you acquired your shares of Common Stock by exercising your ISOs, immediately prior to the disposition you shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

8.	Exceptions. By signing this Option Agreement you hereby acknowledge, accept and agree as to the following:
8.1The Company may in the future issue additional stock and grant additional Options to various entities and individuals, as the Company in its sole discretion shall determine.

8.2The Company shall not be obligated to issue any Common Stock upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

8.3The transfer of Options and the transfer of Common Stock to be issued to you upon exercise of the Options shall be subject to the limitations set forth in the Plan and in the Company’s incorporation documents and any stockholders’ agreement to which all or substantially all of the holders of Common Stock of the Company are bound and in applicable law.

8.4In the event the Company's stock shall be registered for trading in any public market, your right to sell Common Stock may be subject to limitations (including a lock-up period), as will be requested by the Company or its

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underwriters, and you unconditionally agree to and accept any such limitations. Furthermore, you acknowledge that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to any of your exercised stock.

8.5You shall not dispose any of your Common Stock in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

8.6

The Company shall have the authority to endorse upon the certificate or certificates representing the Common Stock realizing from the exercise of any Options by you, such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate (which do not violate your rights according to this Option Agreement).

8.7

You are aware that you will have no rights or privileges of a stockholder with respect to any Common Stock purchasable upon the exercise of an Option, nor shall such Common Stock be deemed to be a class of stockholders or creditors of the Company for the purpose of all applicable law, until you are registered as a holder of such Common Stock in the Company’s register of stockholders upon exercise of your Options, all in accordance with the provisions of the Plan.

9.8

By exercising any Options, you agree to be bound by the provisions applicable to holders of Common Stock of the Company of that certain Eighth Amended and Restated Voting Agreement among the Company and its stockholders dated November 21, 2019, as may be amended from time to time and of that certain Eighth Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company and its stockholders dated November 21, 2019, as may be amended from time to time, with respect to all shares of Common Stock issued upon such exercise and all other securities of the Company that may be issued to you by virtue of such shares.

10.	MiscellaneousThe following shall apply with respect to this Option Agreement and shall bind you:

10.1	No Obligation to Exercise Options. The grant and acceptance of the Options granted to you hereunder impose no obligation on you to exercise it.

10.2

Confidentiality. You shall regard the information in this Option Agreement and its exhibits attached hereto as confidential information and you shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

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10.3

Continuation of Employment or Service. Neither the Plan nor this Option Agreement shall impose any obligation on the Company and/or its Subsidiaries to continue your employment or service and nothing in the Plan and/or in this Option Agreement shall confer upon you any right to continue in the employ or service of the Company and/or its Subsidiaries or restrict the right of the Company and/or its Subsidiaries to terminate such employment or service at any time.

10.4

Entire Agreement. Subject to the provisions of the Plan to which this Option Agreement is subject, this Option Agreement, together with the exhibits hereto, constitute the entire agreement between you and the Company with respect to Options granted to you hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between you and the Company with respect to the subject matter hereof.

10.5

Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement and/or the Plan shall in no way be construed to be a waiver of such provision or of any other provision hereof.

10.6

Provisions of the Plan. The Options provided for herein are granted pursuant to the Plan, and said Options and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions of the Plan.

Any interpretation of this Option Agreement will be made in accordance with the Plan, however, in the event there is any contradiction between the provisions of this Option Agreement and the Plan, the provisions of this Option Agreement will prevail.

By signing this Option Agreement, you hereby represent and warrant that you have accepted the Option Agreement, and have read the Plan and this Option Agreement and that you understand their content and all tax implications thereunder.

10.7	Binding Effect. The Plan and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

10.8

Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to you and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to you. You are responsible for notifying the Company in writing of any change in your address, and the Company shall be deemed to have complied with any obligation to provide you with notice by sending such notice to the address indicated below.

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VROOM, INC.

By: _________________________________________

Patricia Moran, Chief Legal Officer and Secretary

I, the undersigned, hereby acknowledge receipt of a copy of the Plan and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated below.

________________________________________________

[Name]

Address:_______________________

_______________________________

Exhibit A:	Vroom, Inc. Second Amended and Restated 2014 Equity Incentive Plan, as amended
Exhibit B:	Terms of the Option

Exhibit C:Exercise Notice

Exhibit D:Proxy and Power of Attorney

Exhibit E:	Counterpart Signature Page and Joinder to the Eighth Amended and Restated Right of First Refusal and Co-Sale Agreement

Exhibit F: Adoption Agreement to the Eighth Amended and Restated Voting Agreement

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EXHIBIT B

TERMS OF THE OPTION

Participant’s Name:	__________________
Date of Grant:	[Insert Date of Grant]
Designation:	ISO
1.Number of Options:	__________________
2.Purchase Price Per Share:	$[Insert Exercise Price]
3. Vesting Commencement Date:	__________________
4.Vesting Dates:

25% of the shares underlying the Option shall become vested and exercisable on an annual basis as of the first annual anniversary of the Vesting Commencement Date for a period of four (4) years, such that 100% of the shares underlying the Option will be vested and exercisable at the end of the 4th annual anniversary of the Vesting Commencement Date - in each case, provided that the Participant continues to be employed by or providing services to the Company and/or its Subsidiaries at the applicable date of vesting.

	Number of Options	Vesting Date
	[# Options Vesting Yr 1]	[Vesting Date Yr 1]
	[# Options Vesting Yr 2]	[Vesting Date Yr 2]
	[# Options Vesting Yr 3]	[Vesting Date Yr 3]
	[# Options Vesting Yr 4]	[Vesting Date Yr 4]

5.Expiration Date:	[Expiration Date (10 years following Grant Date)]* * Subject to earlier termination as set forth in Section 6 of the Plan in the event of termination of continuous service, disability or death.

Participant’s Name	Vroom, Inc.
[Name]	Patricia Moran, Chief Legal Officer and Secretary

EXHIBIT C

EXERCISE NOTICE

Vroom, Inc.

1375 Broadway, 11th Floor

New York, NY 10018

Attn:  Patricia Moran, Chief Legal Officer and Secretary

Date of Notice:  ____________________

Exercise Date:  _____________________ (Please insert date that is at least 5 days from the Date of Notice and no later than 30 days from the Date of Notice (but no later than the Expiration Date)

Name of Option Holder:  [Name]

Effective as of the Exercise Date, I hereby elect to exercise my option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Vroom, Inc. (the “Company”) under and pursuant to the Second Amended and Restated 2014 Stock Option Plan (as amended, the “Plan”) and the Stock Option Agreement, dated [DATE] (the “Stock Option Agreement”).

In connection with my purchase of the Shares, I represent to the Company the following:

I am acquiring these Shares for investment for my own account only and not with a view to, or for resale in connection with, a “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  I understand that the Shares are subject to the terms (including transfer restrictions) set forth in that certain Eighth Amended and Restated Voting Agreement among the Company and its stockholders dated November 21, 2019, as may be amended from time to time, and in that certain Eighth Amended and Restated Right of First Refusal and Co-Sale Agreement among the Company and its stockholders dated November 21, 2019, as may be amended from time to time.

I acknowledge and understand that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.  In this connection, I understand that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future.  I further understand that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  I further acknowledge and understand that the Company is under no obligation to register the Shares.  I understand that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and other legends required under the applicable state or federal securities laws.

I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

In the event that the Company does not become subject to the requirements of Section 13 or 15(d) of the Exchange Act, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate only, the satisfaction of the following conditions: (1) the resale being made through a broker in an unsolicited “broker’s transaction,” in transactions directly with a market maker (as said term is defined under the Exchange Act) or in “riskless principal transactions” (as said term is defined in the Note to Rule 144(f)(1)); (2) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e); (3) the availability of certain public information about the Company; and (4) the timely filing of a Form 144, if applicable.

I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that a person proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  I understand that no assurances can be given that any such other registration exemption will be available in such event.

My residence is correctly set forth below.

Signature of Option Holder:

Address:  _______________________________________

_____________________________________________

Date:

C-8

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EXHIBIT D

PROXY

The undersigned, as record holder of securities of Vroom, Inc. (the "Company"), hereby irrevocably appoints the Chairman of the Board of Directors or the Chief Executive Officer of the Company from time to time as my proxy to attend and to receive notices of all meetings of the stockholders of the Company, including without limitation any class meetings, and to vote, execute consents, including without limitation class consents and written consents, and otherwise represent me with respect to all shares of Common Stock of the Company issued to me upon exercise of options granted to me pursuant to the Vroom, Inc. Second Amended and Restated 2014 Equity Incentive Plan, as amended, and all securities of the Company which may be issued to the undersigned in respect of such shares of Common Stock, including without limitation by way of conversion, stock-split, stock dividends, reverse stock split, stock reclassification and other recapitalization events (collectively, "Shares") in the same manner and with the same effect as if the undersigned were personally present at any such meeting or voting such Shares or personally acting on any matters submitted to stockholders for approval or consent.

This proxy is made pursuant to the Vroom, Inc. Second Amended and Restated 2014 Equity Incentive Plan, as amended.

The Shares shall be voted by the proxy holder in the same proportion as the votes of the other stockholders of the Company.

This proxy is irrevocable as it may effect rights of third parties and is coupled with an interest.

The irrevocable proxy will remain in full force and effect until the consummation of the Company’s Initial Public Offering, upon which it will terminate automatically.

This proxy shall be signed exactly as the stockholder’s name appears on his stock certificate. Joint stockholders must each sign this proxy. If signed by an attorney in fact, the Power of Attorney must be attached.

NAME		DATE

SIGNATURE

POWER OF ATTORNEY

This Power of Attorney (the "POA") is made by the undersigned stockholder of Vroom, Inc. (the "Stockholder"), a Delaware corporation (the "Company"), in connection with all shares of Common Stock of the Company issued to the Stockholder upon exercise of options granted to the Stockholder pursuant to the Vroom, Inc. Second Amended and Restated 2014 Equity Incentive Plan, as amended, and all securities of the Company which may be issued to the Stockholder in respect of such shares of Common Stock, including without limitation by way of conversion, stock-split, stock dividends, reverse stock split, stock reclassification and other recapitalization events (collectively, "Shares").

By signing and delivering this POA, the Stockholder hereby irrevocably appoints and authorizes the Chairman of the Board of Directors or the Chief Executive Officer of the Company from time to time, as the Stockholder's attorney in fact, on behalf of the Stockholder and in its stead, to (a) agree to and execute any amendment to, or enter into and execute, any agreement or waiver to the extent it relates to the Shares or to the capacity of the undersigned as a stockholder of the Company, and which amendment, agreement or waiver was executed by at least a majority of the other stockholders of the Company and (b) to agree to, enter into and execute all agreements, undertakings, waivers and other documents and instruments in connection with a merger or consolidation of the Company with or into another entity, an acquisition of the Company, or a sale of all or substantially all of the shares of capital stock of the Company, deemed by the Board of Directors of the Company to be in the best interest of holders of options and shares issued upon exercise of options granted pursuant to the employee and service provider incentive plans of the Company; all of the foregoing in the same manner as if the Stockholder was personally acting on such matter.

The Stockholder acknowledges and agrees that this POA is coupled with an interest and is irrevocable.

This POA will remain in full force and effect until the consummation of the Company’s Initial Public Offering, upon which it will terminate automatically.

This POA shall be signed exactly as the stockholder’s name appears on his or her stock certificate. Joint stockholders must each sign this POA.

NAME		DATE

SIGNATURE

D-10

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EXHIBIT E

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED RIGHT OF FIRST

REFUSAL AND CO-SALE AGREEMENT (the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Right of First Refusal And Co-Sale Agreement, dated as of November 21, 2019 (as amended, the “ROFR & Co-Sale Agreement”), by and among Vroom Inc., a Delaware corporation (the “Company”), and the Stockholders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the ROFR & Co-Sale Agreement.

1. General. Pursuant to Section 6.17 of the ROFR & Co-Sale Agreement, the undersigned (the “Additional Stockholder”) hereby agrees that, by her execution of this Joinder, the undersigned shall become a party to the ROFR & Co-Sale Agreement, effective as of the date hereof, in the capacity of a Stockholder, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in the ROFR & Co-Sale Agreement that are applicable to all other Stockholders.

Additional Stockholder:

________________________________

Address for Notices:

_________________

Date:  _______________________

RECEIPT ACKNOWLEDGED: vroom inc. By: Name: Patricia Moran Title: Chief Legal Officer and Secretary

EXHIBIT F

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ____________, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Eighth Amended and Restated Voting Agreement dated as of November 21, 2019 (as amended, the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter.  Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement.  By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1Acknowledgement.  Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor in accordance with Subsection 6.1(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☒                    in accordance with Subsection 6.1(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2Agreement.  Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3Notice.  Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED: VROOM, INC.
_____________________________________	By: ______________________________ Name: Patricia Moran Title: Chief Legal Officer and Secretary